UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

OSIRIS THERAPEUTICS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

The Annual Meeting of Stockholders of Osiris Therapeutics, Inc. will be held on

Wednesday, June 10, 2015, at 1:30 p.m. (Eastern Daylight Time) at our corporate offices located at 7015 Albert Einstein Drive, Columbia, Maryland 21046-1707.

PROXY STATEMENT, 2014 ANNUAL REPORT

AND PROXY CARD ARE AVAILABLE AT:

http://www.pstvote.com/osiris2015

Dear Stockholder:

The 2015 Annual Meeting of Stockholders of Osiris Therapeutics, Inc. has been called to consider and act upon the following matters:

•                  Approve an amendment to our articles of incorporation, as amended and supplemented (our “Charter”), to declassify the Board of Directors and adopt concurrent annual terms for all the members of the Board of Directors.

•                  If Proposal No. 1 is approved, the election of five directors to serve until the annual meeting of stockholders in the year 2016 and until their respective successors are duly elected and qualified; or if Proposal No. 1 is not approved, the election of one director to serve until the annual meeting of stockholders in the year 2018 and until his successor is duly elected and qualified.

•                  Ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015.

Our Board of Directors recommends a vote “FOR” the amendment to our Charter, “FOR” the election of the director(s) listed in our proxy materials and “FOR” the ratification of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015.

Complete proxy materials, including the proxy card, are available to you on-line at http://www.pstvote.com/osiris2015 or upon your request by e-mail or first-class mail.  We encourage you to access and review all of the important information contained in the proxy materials before voting.

This is not a ballot.  You cannot use this notice to vote your shares.  You may vote on-line, by mail or in person.  If you wish to vote on-line, you will need your “Shareholder Control Number” (which can be found in the bottom right hand corner of this notice) and the web address, all of which will be included with or on the proxy card located on the Internet website stated above or mailed to you at your request.  No other personal information will be required in order to vote in this manner.  If you wish to vote by mail, simply print out the proxy card located on the Internet website stated above, mark the proxy card accordingly, sign and return it to us at the address indicated on the proxy card.  If you wish to vote in person at the Annual Meeting of Stockholders, simply check the box on the proxy card that you plan to attend.  Your proxy card will not be used if you vote in person.

Important Notice Regarding the Availability of Proxy Materials

for the Stockholder Meeting To Be Held on June 10, 2015:

1.              This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.  We encourage you to access and review all of the important information contained in the proxy materials  before voting.

2.              The Proxy Statement, 2013 Annual Report to Shareholders and proxy card are available at http://www.pstvote.com/osiris2015.

3.              If you want to receive a paper or e-mail copy of these documents, you must request one.  There is no charge to you for requesting a copy.  Please make your request for a copy as instructed below on or before May 27, 2015 to facilitate timely delivery.

To request a paper copy of these items either:

•                  Call our toll-free number — 866-223-0448; or

•                  Visit our website at http://www.pstvote.com/osiris2015; or

•                  Send us an e-mail at info@philadelphiastocktransfer.com

Please clearly identify the items you are requesting, our Company name, and your name along with the Shareholder Control Number located in the lower right hand corner of this notice and the name and address to which the materials should be mailed.

By Order of the Board of Directors

Philip R. Jacoby, Jr.

Corporate Secretary

You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. OSIRIS THERAPEUTICS, INC. *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 10, 2015. Meeting Information Meeting Type: Annual Meeting For holders as of: April 21, 2015 Date: June 10, 2015 Time: 1:30 PM EDT Location: Osiris Therapeutics, Inc. 7015 Albert Einstein Drive Columbia, MD 21046 See the reverse side of this notice to obtain proxy materials and voting instructions. M92817-P62497

Before You Vote How to Access the Proxy Materials How To Vote Please Choose One of the Following Voting Methods Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 27, 2015 to facilitate timely delivery. How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. NOTICE AND PROXY STATEMENT ANNUAL REPORT Proxy Materials Available to VIEW or RECEIVE: Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form. M92818-P62497 .XXXX XXXX XXXX XXXX .XXXX XXXX XXXX XXXX .XXXX XXXX XXXX XXXX

Voting Items In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements thereof. The Board of Directors recommends you vote FOR the following proposals: The Board of Directors recommends you vote FOR the following: 2. If Proposal 1 is approved, the election of five directors (or if any nominee is not available for election, such substitute as the Board of Directors may designate) each for a one-year term and until their successors are duly elected and qualified. 1. Proposal to approve the amendment to our Charter to declassify our Board of Directors and adopt concurrent annual terms for all the members of the Board of Directors. 3. Proposal to ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015. If Proposal 1 is not approved, the election of one director (or if such nominee is not available for election, such substitute as the Board of Directors may designate) to serve until the Annual Meeting of Stockholders in 2018 and until his successor is duly elected and qualified. Nominees: Nominee: 01) Peter Friedli 02) Lode Debrabandere, Ph.D. 03) Jay M. Moyes 04) Hans-Georg Klingemann, M.D., B.A. 05) Yves Huwyler 01) Peter Friedli M92819-P62497

Voting Instructions M92820-P62497

Signature [PLEASE SIGN WITHIN BOX] Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Read the Proxy Statement and have the voting instruction form below at hand. Please note that the telephone and Internet voting turns off at 11:59 p.m. ET the night before the meeting or cutoff date. Vote by Internet: www.proxyvote.com Vote by Phone: 1-800-454-8683 Vote by Mail: Use the envelope enclosed PLEASE "X" HERE ONLy IF yOU PLAN TO ATTEND THE MEETING AND VOTE THESE SHARES IN PERSON ! OSIRIS THERAPEUTICS, INC. ANNUAl MEETINg FOR HOlDERS AS OF 4/21/15 TO BE HElD ON 6/10/15 Your vote is important. Thank you for voting. Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting. The following materials are available at www.proxyvote.com: Notice and Proxy Statement and Annual Report M92821-P62497 ! ! ! For All Withhold All For All Except For Against Abstain To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. The Board of Directors recommends you vote FOR the following: 2. If Proposal 1 is approved, the election of five directors (or if any nominee is not available for election, such substitute as the Board of Directors may designate) each for a one-year term and until their successors are duly elected and qualified. If Proposal 1 is not approved, the election of one director (or if such nominee is not available for election, such substitute as the Board of Directors may designate) to serve until the Annual Meeting of Stockholders in 2018 and until his successor is duly elected and qualified. Nominees: Nominee: 01) Peter Friedli 02) Lode Debrabandere, Ph.D. 03) Jay M. Moyes 04) Hans-Georg Klingemann, M.D., B.A. 05) yves Huwyler 01) Peter Friedli In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements thereof. The Board of Directors recommends you vote FOR the following proposals: 1. Proposal to approve the amendment to our Charter to declassify our Board of Directors and adopt concurrent annual terms for all the members of the Board of Directors. 3. Proposal to ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015. ! ! ! ! ! !